                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This First Amendment to Credit Agreement (this "Amendment"), is entered into effective as of the 13th day of October, 1999 by and among MORTGAGE PORTFOLIO SERVICES, INC. a Delaware corporation ("Borrower"), NAB ASSET CORPORATION, a Texas corporation ("Guarantor"), and BANK UNITED, as Agent ("Agent") and the lenders party to the Original Agreement, as defined below ("Lenders").

         Section 1. Recitals. Borrower, Guarantor, Agent, and Lenders have entered into that certain Credit Agreement dated June 15, 1999 ("Original Agreement") for the purposes and consideration therein expressed, pursuant to which Lenders have agreed to make loans to Borrower as therein provided. Borrower, Guarantor, Agent, and Lenders desire to amend the Original Agreement for the purposes expressed herein. Therefore, Borrower, Guarantor, Agent, and Lenders hereby agree as follows, intending to be legally bound:

         Section 2. Definitions and References. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms in the Original Amendment shall have the same meanings whenever used in this Amendment. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them as follows:

         (a) "Amendment" means this First Amendment to the Credit Agreement.

         (b) "Credit Agreement" means the Original Agreement as amended hereby.

         Section 3. Amendments. The Original Agreement is hereby amended, as follows:

         (a) The following definitions in Section 1.01 of the Original Agreement are hereby restated as follows:

                  "Commitment" means the obligation of Lenders to make Tranche A Loans, Tranche B Loans, Tranche C Loans and Tranche D Loans to Borrower pursuant to Section 2.01 hereof in an aggregate amount not to exceed $80,000,000 at any time outstanding.

                  "Eligible Manufactured Housing Mortgage Loan" means a Mortgage Loan with respect to which each of the following statements is accurate and complete (and Borrower by including such Mortgage Loan in any computation of the Collateral Value of the Tranche A Borrowing Base or of the Collateral Value of the Tranche B Borrowing Base shall be deemed to so represent to Agent and Lenders at and as of the date of such computation):

                           (i) Such Mortgage Loan is an Eligible Mortgage Loan;

                           (ii) Such Mortgage Loan is secured by a first
                  priority deed of trust (or mortgage) on the related Property;

                           (iii) The proceeds of said Mortgage Loan are utilized
                  by the Obligor to facilitate the permanent attachment of a new Manufactured Home on the related Property;

                           (iv) The Property securing such Mortgage Loan is
                  located in an Acceptable Manufactured Housing State;

                           (v) Upon completion and attachment of the related
                  Manufactured Home to the related Property, such Mortgage Loan will meet all underwriting and other criteria for purchase by an Investor under the Take-Out Commitment relating to such Mortgage Loan;

                           (vi) The Manufactured Home financed with the proceeds
                  of such Mortgage Loan is a new Manufactured Home which has not previously been financed;

                           (vii) All actions required to create a valid and
                  enforceable first priority perfected security interest in and lien upon the related Manufactured Home and the related Property in favor of Borrower shall have been taken; and

                           (viii) The Unit Collateral Value of such Mortgage
                  Loan, when added to the Unit Collateral Value of all other Eligible Manufactured Housing Mortgage Loans included in the computation of the Collateral Value of the Tranche A Borrowing Base and the Collateral Value of the Tranche B Borrowing Base does not exceed Two Million Four Hundred Thousand Dollars ($2,400,000.00).

         "Eligible Mortgage Loan" means a Mortgage Loan with respect to which each of the following statements is accurate and complete (and the Borrower by including such Mortgage Loan in any computation of the Aggregate Collateral Value of the Borrowing Base shall be deemed to so represent to Agent and Lenders at and as of the date of such computation):

                           (i) Such Mortgage Loan is a binding and valid
                  obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar terms affecting creditor's rights in general and by general principles of equity;f

                           (ii) Such Mortgage Loan is genuine in all respects as
                  appearing on its face and as represented in the books and records of Borrower, and all information set forth therein is true and correct;

                           (iii) To the best knowledge of Borrower, such
                  Mortgage Loan is free of any default (other than as permitted by subparagraph (iv) below) of any party thereto (including Borrower), counterclaims, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

                           (iv) No payment under such Mortgage Loan is more than
                  thirty (30) days past due the payment due date set forth in the underlying Mortgage Note and Mortgage;

                           (v) Such Mortgage Loan contains the entire agreement
                  of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect not expressed in writing therein and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

                           (vi) Such Mortgage Loan is in all respects in
                  accordance with all Requirements of Law applicable thereto, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

                           (vii) All advance payments and other deposits on such
                  Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by Borrower to the Obligor, and, other than as disclosed to Agent in writing, there have been no prepayments;

                           (viii) At all times such Mortgage Loan will be free
                  and clear of all Liens, except in favor of Agent for the benefit of the Lenders;

                           (ix) The Property covered by such Mortgage Loan is
                  insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with Borrower named as a loss payee thereon;

                           (x) The Required Mortgage Documents have been
                  delivered to Agent prior to the inclusion of such Mortgage Loan in any computation of the Aggregate Collateral Value of the Borrowing Base or, if such items have not been delivered to Agent on or prior to the date such Mortgage Loan is first included in any computation of the Aggregate Collateral Value of the Borrowing Base, (1) an Agreement to Pledge and a copy of the unexecuted Mortgage Note for such Mortgage Loan has been delivered to Agent prior to such inclusion, and (2) the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Mortgage Loans for which Agent has not received the Required Mortgage Documents does not exceed Thirty-three Million Six Hundred Thousand Dollars ($33,600,000.00), provided that, all Required Documents with respect to such Mortgage Loan shall be delivered to Agent within seven (7) Business Days after the date of the Agreement to Pledge with respect thereto, provided further that, as to any Eligible Tranche C Mortgage Loan, an Agreement to Pledge can be delivered to Agent only for the first Loan made with respect to such Eligible Tranche C Mortgage Loan, and all Required Documents for any subsequent Loan with respect to such Eligible Tranche C Mortgage Loan must be delivered to Agent not later than one (1) Business Day after such subsequent Loan;

                           (xi) If such Mortgage Loan is included in the Tranche
                  A Borrowing Base, the Tranche B Borrowing Base or the Tranche C Borrowing Base and has been withdrawn from the possession of the Agent on terms and subject to conditions set forth in the Security Agreement:

                                    (1) If such Mortgage Loan was withdrawn by
                           Borrower for purposes of correcting clerical or other non-substantive documentation problems, the promissory note and other documents relating to such Mortgage Loan are returned to the Agent within twelve
                           (12) calendar days from the date of withdrawal; and the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of other Mortgage Loans which have been similarly released to Borrower and have not been returned does not exceed $4,000,000;

                                    (2) If such Mortgage Loan was shipped by the
                           Agent directly to a permanent investor for purchase or to a custodian for the formation of a pool, the full purchase price therefor has been received by the Agent (or such Mortgage Loan has been returned to the Agent) within thirty (30) days from the date of shipment by the Agent.

                           (xii) If such Mortgage Loan is a Jumbo Loan or a
                  Super-Jumbo Loan, the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Jumbo Loans and Super-Jumbo Loans does not exceed thirty percent (30%) of the Commitment;

                           (xiii) If such Mortgage Loan is a Super-Jumbo Loan,
                  the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Super-Jumbo Loans does not exceed five percent (5%) of the Commitment; and

                           (xiv) The face amount of the Mortgage Note underlying
                  such Mortgage Loan does not exceed $1,000,000.

         In determining the eligibility of any Mortgage Loan, any of the requirements for eligibility (other than the requirements contained in clauses
(i), (viii) and (ix) above) may be waived by Agent, provided, that any Mortgage Loan which is accepted by Agent as an Eligible Mortgage Loan pursuant to such waiver (an "Eligible Waiver Mortgage Loan") shall cease to be an Eligible Waiver Mortgage Loan upon written notice of the retraction of such waiver given to Borrower by Agent unless at the time of giving such notice the deficiency which originally required such waiver has been cured and such Eligible Waiver Mortgage Loan meets all other requirements for an Eligible Mortgage Loan; and provided further, that the Unit Collateral Value of any Mortgage Loan accepted by Agent as an Eligible Waiver Mortgage Loan when added to the Unit Collateral Value of all other Eligible Waiver Mortgage Loans included in the Aggregate Collateral Value of the Borrowing Base at anytime, does not exceed $4,000,000.

         "Eligible Sub-Prime Mortgage Loan" means an Eligible Mortgage Loan that has a Risk Rating of A-1, B or C and is eligible for sale to a Tranche B Investor (and the Borrower by including such Mortgage Loan in any computation) of the Aggregate Collateral Value of the Borrowing Base shall be deemed to so represent to Agent and Lenders at and as of the date of such computation and the Unit Collateral Value of such Eligible Mortgage Loan, when added to the Unit Collateral Value of all Eligible Subprime Mortgage Loans included in the Tranche B Borrowing Base does not exceed Thirty-two Million Dollars ($32,000,000.00).

         "Eligible Tranche A Mortgage Loan" means an Eligible Agency Mortgage Loan or Eligible Manufactured Housing Mortgage Loan owned by Borrower with respect to which each of the following statements shall be accurate and complete (and Borrower by including such Eligible Mortgage Loan in any computation of the Collateral Value of the Tranche A Borrowing Base shall be deemed to so represent to Agent and Lenders at and as of the date of such computation):

                  (i) Such Mortgage Loan has not been included in the Tranche A Borrowing Base for more than 120 days; provided, however, that such Mortgage Loan may be included in the Tranche A Borrowing Base for up to a maximum aggregate period of 270 days so long as the Unit Collateral Value of such Mortgage Loan when added to the Unit Collateral Value of all other Eligible Tranche A Mortgage Loans and Eligible Tranche B Mortgage Loans included in the Tranche A Borrowing Base and the Tranche B Borrowing Base for more than 120 days does not exceed One Million Six Hundred Thousand Dollars ($1,600,000.00).

                  (ii) Such Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect, and Borrower and such Mortgage Loan are in full compliance therewith;

                  (iii) Such Mortgage Loan is secured by a first or second priority Mortgage on Property consisting of a completed one-to-four unit single family residence, including a condominium, planned unit development or townhouse; provided, however, that if such Mortgage Loan is a Second Mortgage Loan, such Mortgage Loan may be included in the Tranche A Borrowing Base only if the Unit Collateral Value of such Second Mortgage Loan when added to the Unit Collateral Value of all other Second Mortgage Loans then included in the Tranche A Borrowing Base and the Tranche B Borrowing Base and all Eligible High LTV Loans then included in the Tranche B Borrowing Base does not exceed Four Million Dollars ($4,000,000.00).

                  (iv) For any Mortgage Loan which was originally included in the Tranche C Borrowing Base, Agent has received the Required Mortgage Documents set forth in Section 3 of SCHEDULE A to the Security Agreement;

                  (v) If such Mortgage Loan is an Eligible Manufactured Housing Mortgage Loan, such Mortgage Loan has a Risk Rating of A; and

                  (vi) Such Mortgage Loan is not included in the Tranche C Borrowing Base.

         "Tranche C Sublimit" means Nine Million Six Hundred Thousand Dollars ($9,600,000.00).

         "Tranche D Sublimit" means Two Million Dollars ($2,000,000.00).

         (b) Section 6.09. Net Worth of the Original Agreement is hereby restated as follows:

                           "Section 6.09. Net Worth. Borrower's Consolidated
                  Tangible Net Worth shall never be less than Seven Million Dollars

                  ($7,000,000.00), computed as of the end of each month. As of the end of each Fiscal Quarter, Guarantor's Consolidated Net Worth shall not be less than Five Million Dollars ($5,000,000.00)."

         (c) Section 6.10. Total Liabilities to Tangible Net Worth Ratio is hereby restated as follows:

                  "Section 6.10. Total Liabilities to Tangible Net Worth Ratio. The ratio of Borrower's Total Liabilities to Borrower's Consolidated Tangible Net Worth shall never be more than 10.0 to 1.0, computed as of the end of each calendar month."

         (d) EXHIBITS "A-1", "A-2", "C", and "D" to the Original Agreement are hereby amended in their entirety to read as set forth in EXHIBITS "A-1", "A-2", "C", and "D" attached hereto.

         (e) Section 5.11 of the Original Agreement is hereby restated effective as of June 15, 1999 as follows:

                  "Section 5.11. Use of Proceeds; Margin Stock. The proceeds of the first Borrowing shall be used to repay Borrower's obligations under that certain third restated credit agreement dated August 31, 1998 by and among Borrower, Guarantor, Guaranty Federal Bank, F.S.B. as Agent and the lenders party thereto, as amended and the proceeds of all other Borrowings shall be used by Borrower solely for the origination or acquisition of Mortgage Loans in the ordinary course of Borrower's business. None of such proceeds shall be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither Borrower nor any Person acting on behalf of Borrower shall take any action in violation of Regulation U or Regulation X or shall violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect."

         (f) Section 10.18 of the Original Agreement is hereby deleted in its entirety effective as of June 15, 1999.

         (g) Section 6.15. Dividends is hereby added to Article VI of the Original Agreement for all purposes:

                  "Section 6.15. Dividends. Neither Borrower nor its Affiliates shall pay, make, or declare any Dividends unless, after each payment thereof, the Borrower's Consolidated Tangible Net Worth is equal to or more than Eight Million Dollars ($8,000,000.00)."

         (h) The following subsection (n) is hereby added to Section 7.01 Nature of Event of the Original Agreement for all purposes:

                  "(n) Guarantor shall fail to pay to Borrower additional paid in capital of One Million Dollars ($1,000,000.00) on the date liquidation of Construction Portfolio Funding, Inc. is completed."

         (i) EXHIBITS "A-1" and "A-2" to the Original Agreement are hereby replaced with EXHIBITS "A-1" and "A-2" to this Amendment.

         Section 4. Representations. Borrower represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

         Section 5. Consent and Ratification by Guarantor. Guarantor (i) consents to the terms and provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms its Guaranty dated as of June 15, 1999 is in full force and effect in accordance with its terms and, without limiting the provisions thereof in any manner, applies to the Notes of even date herewith given by Borrower to each of the Lenders and (iii) acknowledges that its Guaranty is not subject to any claims, offsets, defenses, or counterclaims of any nature whatsoever.

         Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 7. Expenses. Borrower agrees to pay all out-of-pocket costs and expenses of Agent in connection with the preparation, operation, administration and enforcement of this Amendment.

         Section 8. Ratification of Agreements. Except as amended hereby, Borrower ratifies and confirms that Original Agreement, the Security Instruments, and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Borrower under the Notes, the Original Agreement, and all other Loan Documents, as modified hereby. Any reference to the Original Agreement in any Loan Document shall be deemed to be references to the Original Agreement as amended hereby. Each of the undersigned officers of Borrower and Guarantor executing this Amendment represent and warrant that he has full power and authority to execute and deliver this Amendment on behalf of Borrower and Guarantor, respectively, that such execution and delivery has been duly authorized, and that the resolutions and affidavits previously delivered to Agent, in connection with the execution and delivery of the Original Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 9. No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Agent, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

         Section 11. Counterparts and Gender. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Each gender used herein shall include and apply to all genders, including the neuter.

         SECTION 12. NO ORAL AGREEMENTS. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this 13th day of October, 1999.

                                    BORROWER:

                                    MORTGAGE PORTFOLIO SERVICES, INC.,
                                    a Delaware corporation

                                    By:
                                        ----------------------------------------
                                        James E. Hinton, President


                                    GUARANTOR:

                                    NAB ASSET CORPORATION,
                                    a Texas corporation

                                    By:
                                        ----------------------------------------
                                        Alan K. Ferree, Senior Vice President


                                    AGENT:

                                    BANK UNITED


                                    By:
                                        ----------------------------------------
                                        Francis S. Hattemer, Managing Director
                                        Mortgage Banker Finance

                                    LENDERS:

                                    BANK UNITED


                                    By:
                                        ----------------------------------------
                                        Francis S. Hattemer, Managing Director
                                        Mortgage Banker Finance

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:
                                        ----------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By:
                                        ----------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------

                                   EXHIBIT A-1

                                 PROMISSORY NOTE

$__________________              Dallas, Texas             ____________, 199____

         FOR VALUE RECEIVED, the undersigned, Mortgage Portfolio Services, Inc. (herein called "Borrower"), hereby promises to pay to the order of ___________________ (herein called "Lender"), the principal sum of
________________ Dollars ($___________________) or, if less, the aggregate unpaid principal amount of the Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 3200 Southwest Freeway, Suite 2700, Houston, Texas 77027 or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated as of June 15, 1999 among Borrower, NAB Asset Corporation, Bank United, as Agent and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is a Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. [This Note is given in renewal, increase and extension (but not in extinguishment or novation) of that certain Promissory Note dated _____________ executed by Borrower payable to the order of the Lender in the original principal sum of $_________________.]

         On the fifteenth (15) day of each calendar month, beginning ________________, 199___, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Loans made under this Note through and including the last day of the immediately preceding calendar month. The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Drawdown Termination Date.

         The Loans made under this Note (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Applicable Rate in effect on such day; provided, however, that interest on the part of the Loans equal to the Balance Funded Amount for the immediately preceding Balance Calculation Period shall bear interest on each day outstanding at the Balance Funded Rate. All past due principal of and past due interest on the Loans made under this Note shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable immediately as it accrues. Notwithstanding the foregoing provisions of this paragraph, if at any time the rate at which interest is payable on this Note (considering together all portions of the Loans and the interest payable thereon) exceeds the Maximum Rate, this Note shall bear interest at the Maximum Rate only but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever by construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                      MORTGAGE PORTFOLIO SERVICES, INC.


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                  EXHIBIT "A-2"

                                 SWING-LINE NOTE

$9,000,000.00                    Houston, Texas                    June 15, 1999

         FOR VALUE RECEIVED, the undersigned, Mortgage Portfolio Services, Inc. (herein called "Borrower"), hereby promises to pay to the order of Bank United (herein called "Lender"), the principal sum of Nine Million Dollars ($9,000,000) or, if less, the aggregate unpaid principal amount of the Swing-Line Loans made under this Note by Lender to Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Agent under the Credit Agreement, 3200 Southwest Freeway, Suite 2700, Houston, Texas 77027 or at such other place within Harris County, Texas, as from time to time may be designated by the holder of this Note.

         This Note (a) is issued and delivered under that certain Credit Agreement dated as of June 15, 1999 among Borrower, NAB Asset Corporation, Bank United, as Agent and the lenders (including Lender) referred to therein (herein, as from time to time supplemented, amended or restated, called the "Credit Agreement"), and is the Swing-Line Note as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Instruments (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided herein and in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Instruments for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

         On the fifteenth (15) day of each calendar month, beginning July 15, 1999, Borrower shall pay to the holder hereof all unpaid interest which has accrued on the Swing-Line Loans made under this Note through and including the last day of the immediately preceding calendar month. The principal amount of this Note, together with all interest accrued hereon, shall be due and payable in full on the Drawdown Termination Date.

         The Swing-Line Loans made under this Note (exclusive of any past due principal or interest) from time to time outstanding shall bear interest on each day outstanding at the Applicable Rate in effect on such day. All past due principal of and past due interest on the Swing-Line Loans made under this Note shall bear interest on each day outstanding at the Late Payment Rate in effect on such day, and such interest shall be due and payable immediately as it accrues. Notwithstanding the foregoing provisions of this paragraph, if at any time the rate at which interest is payable on this Note (considering together all portions of the Loans and the interest payable thereon) exceeds the Maximum Rate, this Note shall bear interest at the Maximum Rate only but shall continue to bear interest at the Maximum Rate until such time as the total amount of interest accrued hereon equals (but does not exceed) the total amount of interest which would have accrued hereon had there been no Maximum Rate applicable hereto.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable law provides for a ceiling under Section 303 of the Texas Finance Code, that ceiling shall be the weekly rate ceiling and shall be used in this Note for calculating the Maximum Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum interest which, under applicable law, may be charged on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon.

         If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

         Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender bf any rights or remedies shall ever by construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

         Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

                                    BORROWER:

                                    MORTGAGE PORTFOLIO SERVICES, INC.,
                                    a Delaware corporation



                                    By:
                                        ----------------------------------------
                                        JAMES E. HINTON, President

                                   EXHIBIT "C"

                           BORROWING BASE CERTIFICATE

                                     [Date]

         Reference is made to that certain Credit Agreement dated as of June 15, 1999 (as from time to time amended, the "Agreement") by and among Mortgage Portfolio Services, Inc. ("Borrower"), NAB Asset Corporation, as Guarantor, Bank United, as Agent ("Agent"), and the lenders named therein ("Lenders"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is being furnished pursuant to Section 5.01(a)(vi) of the Agreement. Borrower hereby certifies to Agent and Lenders as follows:

         (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting ___________________ of Borrower and as such is authorized to submit this Certificate on behalf of Borrower;

         (b)      as of the close of business on ___________________:

                  (i) The Aggregate Collateral Value of the Borrowing Base was computed as follows:

                           A.       Collateral Value of Tranche A Borrowing Base:       $__________

                           B.       Collateral Value of Tranche B Borrowing Base:       $__________

                           C0       Collateral Value of Tranche C Borrowing Base:       $__________

                           D0       Collateral Value of Tranche D Borrowing Base:       $__________

                           E0       Aggregate Collateral Value of the Borrowing Base:   $__________
                                    (A+B+C+D)

                  (ii)     Sublimits:

                           A0       Aggregate Unit Collateral Value of all Eligible
                                    Mortgage Loans for which an Agreement to Pledge
                                    has been delivered to Agent:                        $__________

                                    Maximum Allowable                                   $33,600,000

                           B0       Aggregate Unit Collateral Value of all Eligible
                                    Subprime Loans included in the Tranche B
                                    Borrowing Base:                                     $__________

                                    Maximum Allowable                                   $32,000,000

                           C0       Aggregate Unit Collateral Value of Jumbo Mortgage
                                    Loans and Super Jumbo Mortgage Loans:               $__________

                                    Maximum Allowable (30% of the Commitment):          $__________

                           D0       Aggregate Unit Collateral Value of Super Jumbo
                                    Mortgage Loans:                                     $__________

                                    Maximum Allowable (5% of the Commitment):           $__________

                           E0       Aggregate Unit Collateral Value of Eligible
                                    Tranche A Mortgage Loans and Eligible Tranche B
                                    Mortgage Loans included in the Tranche A
                                    Borrowing Base or the Tranche B Borrowing
                                    Base for more than 120 days but less than 271
                                    days:                                               $__________

                                    Maximum Allowable:                                  $ 1,600,000

                           F0       Aggregate Unit Collateral Value of Eligible
                                    Manufactured Housing Loans:                         $__________

                                    Maximum Allowable                                   $ 2,400,000

                           G0       Aggregate Unit Collateral of Mortgage Loans
                                    withdrawn by Borrower for non-substantive
                                    documentation problems:                             $__________

                                    Maximum Allowable:                                  $ 4,000,000

                           H0       Aggregate Unit Collateral Value of Second
                                    Mortgage Loans included in the Tranche A
                                    Borrowing Base or the Tranche B Borrowing
                                    Base and Eligible High LTV Loans included
                                    in the Tranche B Borrowing Base:                    $__________

                                    Maximum Allowable                                   $ 4,000,000

                  (iii)    Mortgage Loans which have ceased to be Eligible
                           Mortgage Loans are described in Schedule 1 attached hereto.

                  (iv)     The aggregate principal amount outstanding under
                           the Tranche A Loans is:                                      $__________

                  (v)      The aggregate principal amount outstanding under
                           the Tranche B Loans is:                                      $__________

                  (vi)     The aggregate principal amount outstanding under
                           the Tranche C Loans is:                                      $__________

                           Tranche C Sublimit                                           $ 9,600,000

                  (vii)    The aggregate principal amount outstanding under
                           the Tranche D Loans is:                                      $__________

                           Tranche D Sublimit                                           $ 2,000,000

         The officer of Borrower signing this instrument certifies that, to the best of his knowledge after due inquiry, the above certifications of Borrower are true, correct and complete.

         IN WITNESS WHEREOF, the instrument is executed as of _________________.

                                         MORTGAGE PORTFOLIO SERVICES, INC.


                                         By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------

                                   EXHIBIT "D"

                 CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS

         Reference is made to that certain Credit Agreement dated as of June 15, 1999 (as from time to time amended, the "Agreement"), by and among MORTGAGE PORTFOLIO SERVICES, INC. ("Borrower"), NAB ASSET CORPORATION, Bank United, as Agent ("Agent"), and the lenders named therein ("Lenders") which Agreement is in full force and effect on the date hereof. Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

         This Certificate is furnished pursuant to Section 5.01(a)(v) of the Agreement. Together herewith Borrower is furnishing to Agent and each Lender Borrower's audited annual financial statements or monthly financial statements (the "Financial Statements") dated _________________ (the "Reporting Date"). Borrower hereby represents, warrants, and acknowledges to Agent and each Lender that:

                  (a) the officer of Borrower signing this instrument is the duly elected, qualified and acting
                           ______________________ of Borrower and as such is
                           Borrower's [president, chief financial officer or other executive officer of Borrower];

                  (b) the Financial Statements are prepared in accordance with GAAP;

                  (c) attached hereto is Schedule D-1 showing Borrower's compliance as of the Reporting Date with the requirements of Sections 6.09, and 6.10 of the Agreement and Borrower's non-compliance as of such date with the requirements of Section(s) of the Agreement;

                  (d) on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Article V of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument [except for Default(s) under Section(s) ___________________ of the Agreement, which (is/are] more fully described on a schedule attached hereto).

         The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above representations, warranties and acknowledgments of Borrower and, to the best of his knowledge, such representations, warranties, and acknowledgments are true, correct and complete.

         IN WITNESS WHEREOF, this instrument is executed as of ________________, 19____.

                                          MORTGAGE PORTFOLIO SERVICES, INC.


                                          By:
                                             -----------------------------------
                                             Name:
                                                    ----------------------------
                                             Title:
                                                    ----------------------------


STATE OF __________________)
                           )
COUNTY OF _________________)

         This instrument was ACKNOWLEDGED before me the ____ day of ___________, 19__, by _____________________, ___________________ of MORTGAGE PORTFOLIO
SERVICES, INC., a Delaware corporation, on behalf of said corporation.


                                        ----------------------------------------
                                        Notary Public - State of
                                                                ----------------

My Commission expires:                  ----------------------------------------
                                        Printed Name of Notary


                                     [SEAL]

                                  SCHEDULE D-1


                                                          Actual [or in
Financial Covenants          Required                     compliance]
-------------------          --------                     -------------

(1)  Minimum Tangible Net
     Worth [6.09]            $7,000,000                   ______________________

     Guarantor's Tangible
     Net Worth               $5,000,000                   ______________________

(2)  Debt to Tangible Net
     Worth [6.10]            not more than 10.0 to 1.0    ______________________


                                              MORTGAGE PORTFOLIO SERVICES, INC.,
                                              a Delaware corporation


                                              By:
                                                 -------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------



(Date)

STATE OF __________________)
                           )
COUNTY OF _________________)

     This instrument was ACKNOWLEDGED before me the _____ day of ________________, 19____, by ___________________, ____________________ of
MORTGAGE PORTFOLIO SERVICES, INC., a Delaware corporation, on behalf of said corporation.




                                        ----------------------------------------
                                        Notary Public - State of
                                                                ----------------

My Commission expires:                  ----------------------------------------
                                        Printed Name of Notary


       [SEAL]